QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

VWR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001300446 (Commission File Number)	91-1319190 (I.R.S. Employer Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA 19380
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (610) 431-1700

Item 7.01    Regulation FD Disclosures.

        On May 12, 2005, VWR International, Inc. (the "Company") issued a press release announcing that the Company will hold a conference call to discuss its financial results for the quarter ended March 31, 2005.

        A copy of the press release issued by the Company on May 12, 2005 and attached hereto as Exhibit 99.1 is incorporated in this Item 7.01 by reference.

        The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits
Exhibit 99.1	Press release issued by the Company on May 12, 2005, titled "VWR International to Hold First Quarter 2005 Financial Results Conference Call."

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VWR INTERNATIONAL, INC.
Date: May 12, 2005	By:	/s/ STEPHEN KUNST Name: Stephen Kunst Title: Senior Vice President, General Counsel and Secretary

3

QuickLinks

  Item 7.01 Regulation FD Disclosures.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES